EXHIBIT 10.07


                     STOCK PLEDGE AGREEMENT

             (Panda Interfunding Corporation Stock)

                            Between

                              and

                     BANKERS TRUST COMPANY,
                       as Collateral Agent




                    Dated as of July 31, 1996


________________________________________________________________



                     STOCK PLEDGE AGREEMENT
             (Panda Interfunding Corporation Stock)

     THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of July 31, 1996, by PANDA ENERGY CORPORATION, a Texas corporation with principal offices at 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244 ("Pledgor"); for BANKERS TRUST COMPANY, a New York banking corporation, with offices at 4 Albany Street, New York, New York 10006, as collateral agent (the "Collateral Agent") for the benefit of itself, the Trustee, individually (as hereinafter defined), the Trustee on behalf of the Bondholders (as hereinafter defined) and for the Letter of Credit Provider
(as  hereinafter  defined), if any, (collectively,  the  "Secured
Parties").

                            RECITALS

           A. On even date herewith, Panda Funding Corporation, a Delaware corporation (hereinafter called "Panda Funding") and Panda Interfunding Corporation, a Delaware corporation (hereinafter called "PIC"), and Bankers Trust Company, as trustee (hereinafter called the "Trustee"), are executing a Trust Indenture (such agreement, as may from time to time be amended, supplemented or otherwise modified, being hereinafter called the "Indenture") providing, subject to the terms and conditions stated therein, for the issuance by Panda Funding from time to time of certain Pooled Project Bonds (the "Bonds"), including without limitation, $105,525,000 in initial aggregate principal amount of 11 5/8% Pooled Project Bonds, Series A due 2012 (the "Series A Bonds").

           B. Panda Funding will loan the entire proceeds of the issuance of the Series A Bonds to PIC (the "Loan"), which Loan will be made under a Loan Agreement dated as of even date with this Agreement by and between Panda Funding and PIC (the "PIC Loan Agreement") and evidenced by a promissory note (the "Initial PIC Note") of PIC dated July 31, 1996, and payable to Panda Funding.

           C. Panda Funding may from time to time loan the proceeds of subsequent series of Bonds (the "Additional Loans") to PIC, which Additional Loans will be made under the PIC Loan Agreement and evidenced by promissory notes of PIC payable to Panda Funding (the "Additional PIC Notes").

           D. PIC, pursuant to the terms of the Indenture, has guaranteed the obligations of Panda Funding (the "PIC Guaranty") to the purchasers from time to time of the Bonds, including the Series A Bonds (collectively, the "Bondholders") and the Trustee under the Indenture.

           E. Panda Funding is a wholly owned, special purpose subsidiary of PIC and PIC is a wholly owned, special purpose subsidiary of Pledgor.

           F. One or more Letters of Credit (as defined in the Indenture) may be substituted for cash funds in the Debt Service Reserve Fund (as defined in the Indenture) pursuant to Section 4.5(c) of the Indenture under a reimbursement agreement to be entered into between PIC or Pledgor and a financial institution (the "Letter of Credit Provider") (to the extent so entered into and as amended, supplemented or otherwise modified from time to time, together with any substitution or replacement thereof, the "Reimbursement Agreement").

           G. To induce the purchase from time to time of the Bonds by the Bondholders, which Pledgor acknowledges is of substantial benefit to it (as the parent corporation of PIC who will receive the proceeds of the Bonds in the form of the Loan and the Additional Loans) and to secure Panda Funding's obligations to the Bondholders and the Trustee and to secure the PIC Guaranty, and to induce the issuance of any Letters of Credit by a Letter of Credit Provider and to secure PIC or Pledgor's obligations to such Letter of Credit Provider under a Reimbursement Agreement (to the extent entered into), Pledgor desires to enter into this Agreement with the Collateral Agent for the benefit of the Secured Parties.

           H. It is a condition precedent to the issuance and purchase of the Series A Bonds that Pledgor shall have pledged the Collateral as defined in this Agreement to the Collateral
Agent for the benefit of the Secured Parties.

           I. Therefore, in order to comply with the terms and conditions of the Indenture and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with the Collateral Agent for the benefit of the Secured Parties as follows:

                            ARTICLE 1

                        SECURITY INTEREST

      Section 1.01 Pledge. Pledgor hereby pledges, assigns and grants to the Collateral Agent for the benefit of the Secured Parties a security interest in and right of set off against the assets referred to in Section 1.02 (the "Collateral") to secure the prompt payment and performance of the "Obligations" (as defined in Section 2.02) and the performance by Pledgor of this Agreement.

      Section   1.02 Collateral. The Collateral consists  of  the
following types or items of property:

           (a) The following securities: 100% of the issued and outstanding capital stock of Panda Interfunding Corporation, a Delaware corporation; and (b) (i) the certificates or instruments, if any, representing, and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to, such securities, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities, (iii) all replacements, additions to and substitutions for any of the property referred to in this Section 1.02, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this Section 1.02 and (v) all books and records relating to any of the property referred to in this Section 1.02. It is expressly contemplated that additional securities or other property may from time to time be pledged, assigned or granted to the Collateral Agent for the benefit of the Secured Parties as additional security for the Obligations, and the term "Collateral" as used herein shall be deemed for all purposes hereof to include all such additional securities and property, together with all other property of the types described above related thereto.

      Section 1.03 Transfer of Collateral. All certificates or instruments representing or evidencing the Pledged Securities (as defined in Section 2.02) shall be delivered to and held pursuant hereto by the Collateral Agent for the benefit of the Secured Parties or a Person designated by the Collateral Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, or (in the case of either certificated or uncertificated securities) the Collateral Agent shall have been provided with an Opinion of Counsel that, in the opinion of such Counsel, such action has been taken with respect to the recording, registering, filing and all other actions necessary to make effective the lien intended by this Agreement and to perfect the security interest granted herein with respect to such certificated or uncertificated securities and that there is a valid and perfected security interest in such Collateral, enforceable against Debtor and all third parties and securing payment of the Obligations. The Collateral Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of the Collateral Agent, the Trustee, or any of the Collateral Agent's nominees any or all of the Pledged Securities, subject only to the revocable rights specified in Section 6.05. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

                            ARTICLE 2

                           DEFINITIONS

      Section 2.01 Terms Defined Above or in the Indenture. As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms that are defined in the Indenture but that are not defined herein shall have the same meanings as defined in the Indenture.

      Section 2.02  Certain  Definitions.  As  used  in  this
Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

      "Agreement" means this Stock Pledge Agreement, as the same may from time to time be amended or supplemented.

      "Code" means the Uniform Commercial Code as presently in effect in the State of New York. Unless otherwise indicated by the context herein, all uncapitalized terms that are defined in the Code shall have their respective meanings as used in Articles 8 and 9 of the Code.

       "Collateral Agent Claims" means, at any time, all obligations of Panda Funding and PIC, now or hereafter existing, to pay fees, costs, expenses, indemnities and other amounts to the Collateral Agent pursuant to Sections 6(f), 8 or 16 of the Collateral Agency Agreement or pursuant to any Security Document or Transaction Document.

      "Event  of  Default" means any event specified  in  Section
6.01.

      "Highest Lawful Rate" means the lesser of 15% per annum and the maximum rate of nonusurious interest allowed from time to time by applicable law.

      "Obligations" means all indebtedness, liabilities and other obligations of Panda Funding and PIC (including, but not limited to, all such obligations in respect of principal, premiums, interest, fees, Collateral Agent Claims, Trustee Claims, penalties, indemnities, costs and other expenses, whether due after acceleration or otherwise) to the Collateral Agent, the Trustee or the Bondholders (of whatsoever nature and howsoever evidenced) under and pursuant to the Bonds, the Indenture, this Agreement, the Collateral Agency Agreement, the other Security Documents and the obligations of PIC or Pledgor to a Letter of Credit Provider under and pursuant to a Reimbursement Agreement (if entered into), in each case, direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising therefrom or relating thereto.

      "Obligor" means Panda Funding and PIC and any Person, other than Pledgor, liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any of the Obligations whether as maker, comaker, endorser, guarantor, accommodation party, general partner or otherwise.

      "Pledged Securities" means all of the securities and other property (whether or not the same constitutes a "security" under the Code) referred to in Section 1.02 and all additional securities (as that term is defined in the Code), if any, constituting Collateral under this Agreement.

      "Trustee Claims" means, at any time, all obligations of PIC and Panda Funding, now or hereafter existing, to pay fees, costs, expenses, indemnities or other amounts to the Trustee pursuant to the Indenture.

                            ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES

      In order to induce the Collateral Agent to accept this Agreement on behalf of the Secured Parties, Pledgor represents and warrants to the Collateral Agent for the benefit of the Secured Parties (which representations and warranties will survive the creation and payment of the Obligations) that:

      Section 3.01 Ownership of Collateral; Encumbrances. Pledgor is the owner of, and has good and marketable title to, the Collateral free and clear of any Lien except for the pledge and security interest granted to the Collateral Agent for the benefit of the Secured Parties and Liens for Taxes not yet due or that are subject to a Good Faith Contest. No financing statement covering the Collateral is on file in any public office other than terminated financing statements and the financing statements filed pursuant to this Agreement or in connection with the transactions contemplated by the Indenture. The Collateral is not subject to any law (except as may be required in connection with any disposition of the Collateral by laws affecting the offering and sale of securities generally) or contractual obligation that would be violated by or that would prohibit the grant of the security interest in the Collateral granted pursuant hereto or the disposition of the Collateral by or to the Collateral Agent upon the occurrence and continuance of an Event of Default.

       Section 3.02 Pledgor. Pledgor is a corporation duly organized and validly existing under the laws of the State of Texas. Pledgor has full power, authority and legal right to enter into this Agreement and perform hereunder and to pledge and deliver all of the Collateral pursuant to this Agreement. The pledge of the Collateral and the granting of a security interest in the Collateral has been duly authorized by Pledgor and this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditor's rights generally and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     Section 3.03 No Required Consent. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required that has not been obtained for (i) the due execution, delivery and performance by Pledgor of this Agreement, (ii) the grant by Pledgor of the security interest granted by this Agreement, (iii) the perfection of such security interest or (iv) the exercise by the Collateral Agent of its rights and remedies under this Agreement (except as may be required (x) in connection with such disposition by laws affecting the offering and sale of securities generally, (y) under federal and state laws, rules and regulations and applicable interpretations thereof providing for the supervision or regulation of the banking and trust businesses generally and applicable to the Collateral Agent or any Secured Party and (z) with respect to the Collateral Agent or any Secured Party as a result of any relationship which such Person may have with Persons not parties to, or any activity or business such Person may conduct other than pursuant to, any of the Financing Documents). The execution, delivery and performance of this Agreement will not (i) require any consent or approval of the Board of Directors or stockholders of Pledgor that has not been obtained; (ii) violate the provisions of Pledgor's Certificate of Incorporation or By-Laws; (iii) violate the provisions of any law (including, without limitation, any usury law), regulation or order of any governmental authority applicable to Pledgor or any of its subsidiaries; (iv) conflict with, result in a breach or constitute a default under any agreement relating to the management or affairs of Pledgor or any of its subsidiaries, or any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Pledgor is a party or by which Pledgor or any of its subsidiaries or any of their material properties may be bound; or (v) result in or create any Lien (other than Permitted Liens) under, or require any consent under, any indenture or loan or credit agreement or any other material agreement, instrument or award of any governmental authority binding upon Pledgor or any of its subsidiaries or any of their properties.

      Section  3.04  Pledged  Securities.   The Pledged Securities
have been duly authorized and validly issued, and are fully paid and non-assessable. The Pledged Securities constitute
100% of the issued and outstanding shares of the capital stock of the issuer thereof.

     Section 3.05 First Priority Security Interest. The pledge of the Collateral and the Pledged Securities delivered to the Collateral Agent pursuant to this Agreement concurrently with the execution and delivery of this Agreement and the filing of UCC-1 financing statements with the Secretary of State of Texas and the Secretary of State of the State of Delaware create a valid and perfected first priority security interest in the Collateral, enforceable against Pledgor and all third parties and securing payment of the Obligations assuming continuous possession thereof by the Collateral Agent subject to no Liens other than those Liens created by this Agreement.

      Section 3.06 No Suits. There is no action, suit or proceeding at law or in equity or by or before any governmental authority, arbitral tribunal or other body now pending or, to the best knowledge of Pledgor, threatened against Pledgor or its subsidiaries that question the validity or legality of or seeks damages in connection with this Agreement or any action to be taken pursuant to this Agreement that could reasonably be expected to have a material adverse effect on Pledgor.

      Section 3.07 Regulatory Status. Pledgor is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended ("PUHCA") or (iii) a "registered holding company" or a "subsidiary company" of a "registered holding company" or an "affiliate" of a "registered holding company" or a "subsidiary company" of a "registered holding company" within the meaning of PUHCA.

      Section    3.08  Benefits. Pledgor  has  derived  and  will
continue  to  derive  direct  and  indirect  benefits  from   the
incurrence of its obligations under this Agreement.

      Section    3.09 Financial Statements; Collateral.

      (a) All financial statements of Pledgor provided by Pledgor to the Collateral Agent or any Secured Party in connection with this Agreement or the Obligations fairly present, in conformity with generally  accepted  accounting principles,  Pledgor's  financial position  and results of operations as of the dates and  for  the
periods  stated  therein  (on  a  consolidated  basis  where   so
indicated).  Except  such changes that  have  been  disclosed  in writing  to  the Collateral Agent and the Secured Parties,  there has  been  no material adverse change from the financial position or  results  of operations reflected by the most recent  of  such financial  statements, or any action, suit or proceeding  pending
against   Pledgor   before  any  court  or  arbitrator   or   any
governmental body, agency or official in which there is a reasonable possibility of an adverse decision that could have any such material adverse effect, or that could draw into question the validity of this Agreement or the attachment, perfection or priority of the security interests or liens created hereunder.

           (b) All statements or other information provided by Pledgor to the Collateral Agent or any Secured Party describing or with respect to the Collateral is or (in the case of subsequently furnished information) will be when provided correct and complete in all material respects. The delivery at any time by Pledgor to the Collateral Agent of additional Collateral or of additional descriptions of Collateral shall constitute a representation and warranty by Pledgor to the Collateral Agent and the Secured Parties hereunder that the representations and warranties of this Article 3 are correct insofar as they would pertain to such Collateral or the descriptions thereof.

      Section  3.10  No  Filings By Third Parties.  No  financing statement or other public notice or recording covering the Collateral is on file in any public office (other than any financing statement or other public notice or recording naming the Collateral Agent, as agent, as the secured party therein), and Pledgor will not execute any such financing statement or other public notice or recording so long as any of the Obligations are outstanding (other than any financing statement or other public notice or recording naming the Collateral Agent, as agent, as the secured party therein).

                            ARTICLE 4

                    COVENANTS AND AGREEMENTS

      Pledgor will at all times comply with the covenants and agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations are outstanding.

     Section 4.01 Sale, Disposition or Encumbrance of Collateral. Pledgor will not in any way encumber any of theCollateral (or permit or suffer any of the Collateral to be encumbered) or sell, pledge, assign, lend or otherwise dispose of or transfer any of the Collateral to or in favor of any Person other than the Collateral Agent for the benefit of the Secured Parties.

     Section 4.02 Dividends or Distributions. So long as no Event of Default shall have occurred and be continuing: Pledgor shall be entitled to receive, retain and distribute any and all dividends and interest paid in respect of the Collateral, provided, however, that any and all (a) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for (including, without limitation, any certificate or share purchased or exchanged in connection with a tender offer or merger agreement), any Collateral, (b) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or reclassification, and (c) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral, shall be, and shall be forthwith delivered to the Collateral Agent for the benefit of the Secured Parties to hold as Collateral, and shall, if received by Pledgor, be received in trust for the benefit of the Secured Parties, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Collateral Agent for the benefit of the Secured Parties as Collateral in the same form as so received (with any necessary endorsement).

      Section 4.03 Payment of Taxes and Liens. Pledgor will pay prior to delinquency all taxes, charges, liens and assessments against the Collateral.

      Section 4.04 Records and Information. Pledgor shall keep accurate and complete records of the Collateral (including proceeds, payments, distributions, income and profits). The Collateral Agent may, but shall not be required to, at any time have access to, examine, audit, make extracts from and inspect without hindrance or delay Pledgor's records, files and the Collateral. Pledgor will promptly provide written notice to the Collateral Agent of all information that in any way relates to or affects the filing of any financing statement or other public notices or recordings, or the delivery and possession of items of Collateral for the purpose of perfecting a security interest in the Collateral. Pledgor will also promptly furnish such information as the Collateral Agent may from time to time reasonably request regarding (i) the business, affairs or financial condition of Pledgor or (ii) the Collateral or the Secured Parties' rights or remedies with respect thereto. Any balance sheets or financial statements requested by the Collateral Agent pursuant to this Section 4.04 shall conform to generally accepted accounting principles.

      Section 4.05 Performance of Obligations. Pledgor will promptly and properly perform all of its obligations under this Agreement and any other agreement or contract of any kind now or hereafter existing as security for or in connection with the payment of the Obligations.

      Section 4.06 Reimbursement of Expenses. Pledgor will pay to the Collateral Agent all reasonable advances, charges, costs and expenses (including,without limitation, all reasonable costs and expenses of holding, preparing for sale and selling, collecting or otherwise realizing upon the Collateral if an Event of Default occurs and all reasonable attorneys' fees, legal expenses and court costs) incurred by the Collateral Agent in connection with the exercise of the Collateral Agent's rights and remedies hereunder on behalf of the Secured Parties. Pledgor agrees to indemnify and hold the Collateral Agent and the Secured Parties harmless from and against and covenants to defend the Collateral Agent and the Secured Parties against any and all losses, damages, claims, costs, penalties, liabilities and expenses, including, without limitation, court costs and reasonable attorneys' fees, incurred because of, incident to, or with respect to this Agreement or the Collateral (including, without limitation, any exercise of rights or remedies in connection therewith). All amounts for which Pledgor is liable pursuant to this Section 4.06 shall be due and payable by Pledgor to the Collateral Agent upon demand. If Pledgor fails to make such payment upon demand (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and the Collateral Agent or any Secured Party pays such amount, the same shall be due and payable by Pledgor to the Collateral Agent, plus interest thereon from the date of the Collateral Agent's or Secured Party's demand (or from the date of the Collateral Agent's payment or such Secured Party's payment if demand is not made due to such proceedings) at the Highest Lawful Rate.

      Section 4.07 Further Assurances. Upon the request of the Collateral Agent, Pledgor shall (at Pledgor's expense) execute and deliver all such assignments, certificates, instruments, securities, financing statements, notifications to financial intermediaries, clearing corporations, issuers of securities or other third parties or other documents and give further assurances and do all other acts and things as the Collateral Agent may reasonably request to perfect the Collateral Agent's interest in the Collateral or to protect, enforce or otherwise effect the Collateral Agent's rights and remedies hereunder for the benefit of the Secured Parties.

      Section  4.08  Stock Powers. Pledgor shall furnish  to  the
Collateral Agent such stock powers and other instruments as may be required by the Collateral Agent to assure the transferability of the Collateral when and as often as may be requested by the Collateral Agent.

      Section 4.09 Voting and Other Consensual Rights. Except to the extent otherwise provided in subsection 6.05(d), Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided however, that Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Collateral or any part thereof, and, provided, further, that upon request of the Collateral Agent at any time or from time to time, Pledgor shall give the Collateral Agent prompt written notice of the manner in which Pledgor has exercised, or the reasons for refraining from exercising, any such right.

      Section 4.10 Pledged Securities Percentage. The Pledged Securities will at all times constitute 100% of the issued and outstanding shares of the capital stock of the issuer thereof, including all stock issued by such issuer subsequent to the date of this Agreement.

      Section 4.11 PEC Contributions. Pledgor shall cause PIC to loan $6,400,000 to a PIC International Entity to be evidenced by an Other International Note, on or prior to the earlier of (i) the first date on which Commercial Operations have been achieved by any Non-U.S. Project in the Project Portfolio and (ii) the date of transfer to the Project Portfolio of any Non U.S. Project that has already achieved Commercial Operations. If PIC does not possess sufficient funds to make such loan, Pledgor shall contribute to PIC an amount up to $6,400,000 to enable PIC to make the loan required by this Section 4.11.

                            ARTICLE 5

          RIGHTS, DUTIES AND POWERS OF COLLATERAL AGENT

      The  following rights, duties and powers of the  Collateral
Agent are applicable irrespective of whether an Event of Default occurs and is continuing:

     Section 5.01 Non-judicial Enforcement. The Collateral Agent may enforce its rights hereunder held on behalf of the Secured Parties without prior judicial process or judicial hearing, and to the extent permitted by law Pledgor expressly waives any and all legal rights which might otherwise require the Collateral Agent to enforce its rights by judicial process.

     Section 5.02 Discharge Encumbrances. The Collateral Agent may, at its option, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral. Pledgor agrees to reimburse the Collateral Agent upon demand for any payment so made, plus interest thereon from the date of the Collateral Agent's demand at the Highest Lawful Rate.

      Section 5.03 Attorney-in-Fact. Pledgor hereby irrevocably appoints the Collateral Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Collateral Agent's discretion, but at Pledgor's cost and expense and without notice to Pledgor, to take any action and to execute any
assignment,   certificate,  financing  statement,  stock   power,
notification, document or instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of
this   Agreement,  including,  without  limitation,  to  receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

      Section 5.04 Transfer of Collateral. The Collateral Agent may transfer any or all of the Obligations, and upon any such transfer the Collateral Agent may transfer its interest in any or all of the Collateral held on behalf of the Secured Parties and shall be fully discharged thereafter from all liability therefor. Any transferee of the Collateral shall be vested with all rights, powers and remedies of the Collateral Agent hereunder.

     Section 5.05 Cumulative and Other Rights. The rights, powers and remedies of the Collateral Agent for the benefit of the Secured Parties hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by the Collateral Agent of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of setoff. If any of the Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any lien, the Collateral Agent shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid. The Collateral Agent shall also be entitled to all of the rights, remedies and protections set forth in the Collateral Agency Agreement, as if expressly set forth herein.

     Section 5.06 Disclaimer of Certain Duties.

           (a) The powers conferred upon the Collateral Agent by this Agreement are to protect its interest in the Collateral held on behalf of the Secured Parties and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. Pledgor hereby agrees that the Collateral Agent shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, the Collateral Agent's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.

           (b) The Collateral Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Obligor or other Person. Pledgor waives any right of marshalling in respect of any and all Collateral, and waives any right to require the Collateral Agent or any Secured Party to proceed against any Obligor or other Person, exhaust any Collateral or enforce any other remedy that the Collateral Agent or any Secured Party now has or may hereafter have against any Obligor or other Person.

      Section 5.07 Modification of Obligations; Other Security. Pledgor waives (i) any and all notice of acceptance, creation, modification, rearrangement, renewal or extension for any period of any instrument executed by any Obligor in connection with the Obligations and (ii) any defense of any Obligor by reason of disability, lack of authorization, cessation of the liability of any Obligor or for any other reason. Pledgor authorizes the Collateral Agent, without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Obligations, from time to time to (x) take and hold other property, other than the Collateral, as security for the Obligations, and exchange, enforce, waive and release any or all of the Collateral, (y) apply the Collateral in the manner permitted by this Agreement, the Collateral Agency Agreement or the Indenture and (z) renew, extend for any period, accelerate, amend or modify, supplement, enforce, compromise, settle, waive or release the obligations of any Obligor or any instrument or agreement of such other Person with respect to any or all of the Obligations or Collateral.

      Section 5.08 Waiver of Notice; Demand and Presentment. Pledgor hereby waives any demand, notice of default, notice of acceleration of the maturity of the Obligations, notice of intention to accelerate the maturity of the Obligations, presentment, protest and notice of dishonor as to any action taken by the Collateral Agent or any Secured Party in connection with this Agreement, or any instrument or document.

      Section 5.09 Custody and Preservation of the Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral, it being understood and agreed, however, that neither the Collateral Agent nor any Secured Party shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against Persons or entities with respect to any Collateral.

                            ARTICLE 6

                        EVENTS OF DEFAULT

      Section 6.01 Events. Any of the following events shall constitute an Event of Default under this Agreement:

          (a) Termination, Insolvency, etc.

                (i) Pledgor shall (A) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (B) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (C) make a general assignment for the benefit of its creditors, (D) commence a voluntary case under the Federal Bankruptcy Code, (E) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, dissolution (other than a dissolution which is cured within fifteen (15) days and which does not result in a Material Adverse Change and which, prior to such cure, would not reasonably be expected to result in a Material Adverse Change), windingup, or composition or readjustment of debts, (F) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against such Person in an involuntary case under the Federal Bankruptcy Code, or (G) take any corporate or other action for the purpose of effecting any of the foregoing; and

                (ii) a proceeding or case shall be commenced without the application or consent of Pledgor in any court of
competent    jurisdiction,   seeking   (A)    its    liquidation,
reorganization, dissolution (other than a dissolution which is cured within fifteen (15) days and which does not result in a Material Adverse Change and which, prior to such cure, would not reasonably be expected to result in a Material Adverse Change), winding up, or the composition or readjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person under any law relating to bankruptcy,
insolvency,   reorganization,  winding-up,  or   composition   or
adjustment of debts, and such proceeding or case shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of ninety (90) or more consecutive days, or any order for relief against such Person shall be entered in an involuntary case under the Federal Bankruptcy Code; (b) Defaults on Other Obligations failure by Pledgor to make any payment when due (subject to any applicable grace period) in respect of any Debt, which Debt is in an amount
exceeding   $2,000,000  (other  than  the  Debt  (i)   which   is
Subordinated Debt, and (ii) the Debt specified in clause (a) of this Section), which failure shall continue unwaived beyond any applicable grace period; or (c) Indenture an Event of Default occurs and is continuing under the Indenture.

      Section 6.02 Remedies. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent or, in the case of subsection (e), the Collateral Agent or any Secured Party may take any or all of the following actions without notice (except where expressly required below) or demand to Pledgor:

          (a) Declare all or part of the indebtedness pursuant to the Obligations immediately due and payable and enforce payment of the same by Pledgor or any Obligor.

           (b) Sell, in one or more sales and in one or more parcels, or otherwise dispose of any or all of the Collateral in any commercially reasonable manner as the Collateral Agent may elect, in a public or private transaction, at any location as deemed reasonable by the Collateral Agent either for cash or credit or for future delivery at such price as the Collateral Agent may deem fair, and (unless prohibited by the Code, as adopted in any applicable jurisdiction) the Collateral Agent or any Secured Party may be the purchaser of any or all Collateral so sold and may apply upon the purchase price therefor any Obligations secured hereby. Any such sale or transfer by the Collateral Agent either to itself or to any other Person shall be absolutely free from any claim of right by Pledgor, including any equity or right of redemption, stay or appraisal which Pledgor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. If the Collateral Agent deems it advisable to do so, it may restrict the bidders or purchasers of any such sale or transfer to Persons or entities who will represent and agree that they are purchasing the Collateral for their own account and not with the view to the distribution or resale of any of the Collateral. The Collateral Agent may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. The Collateral Agent shall not be obligated to make any sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. If any sale or transfer hereunder is not completed or is defective in the opinion of the Collateral Agent, such sale or transfer shall not exhaust the rights of the Collateral Agent hereunder, and the Collateral Agent shall have the right to cause one or more subsequent sales or transfers to be made hereunder. If only part of the Collateral is sold or transferred such that the Obligations remain outstanding (in whole or in part), the Collateral Agent's rights and remedies hereunder shall not be exhausted, waived or modified, and the Collateral Agent is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. If the Collateral Agent elects not to sell the Collateral, the Collateral Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this subsection or in subsection (d) shall constitute disposition in a commercially reasonable manner.

          (c) Apply proceeds of the disposition of the Collateral to the Obligations in accordance with the Collateral Agency Agreement and as permitted by the Code or otherwise permitted by law or in equity. Such application may include, without limitation, the reasonable attorneys' fees and legal expenses incurred by the Collateral Agent and the Secured Parties.

           (d) Appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by the Collateral Agent of the
Collateral.

           (e) Apply and set-off (i) any deposits of Pledgor now or hereafter held by the Collateral Agent or any Secured Party;
(ii) all claims of Pledgor against the Collateral Agent or any Secured Party, now or hereafter existing; (iii) any other property, rights or interests of Pledgor which come into the possession or custody or under the control of the Collateral Agent or any Secured Party; and (iv) the proceeds of any of the foregoing as if the same were included in the Collateral. The Collateral Agent agrees to notify Pledgor promptly after any such set-off or application (or after learning thereof in the case of such action by a Secured Party); provided, however, the failure of the Collateral Agent to give any notice shall not affect the validity of such setoff or application.

          (f) Exercise all other rights and remedies permitted by law or in equity.

      Section 6.03 Liability for Deficiency. If any sale or other disposition of Collateral by the Collateral Agent or any other action of the Collateral Agent or any Secured Party hereunder results in reduction of the Obligations, such action will not release Pledgor from its liability to the Collateral Agent and the Secured Parties for any unpaid Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to the Collateral Agent at the Collateral Agent's address set forth in the opening paragraph hereof.

      Section 6.04 Reasonable Notice. If any applicable provision of any law requires the Collateral Agent or any Secured Party to give reasonable notice of any sale or disposition or other action, Pledgor hereby agrees that five days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

      Section 6.05 Pledged Securities. Upon the occurrence and during the continuance of an Event of Default:

           (a) All rights of Pledgor to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 4.02 shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments, but the Collateral Agent shall have no duty to receive and hold such dividends and interest payments and shall not be responsible for any failure to do so or delay in so doing.

           (b) All dividends and interest payments that are received by Pledgor contrary to the provisions of this Section
6.05 shall be received in trust for the benefit of the Collateral Agent on behalf of the Secured Parties, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).

           (c) The Collateral Agent may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Securities as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of such Pledged Securities or upon the exercise by any such issuer or the Collateral Agent of any right, privilege or option pertaining to any of the Pledged Securities, and in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

           (d) If the issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any court or governmental agency or instrumentality, then all rights of Pledgor to exercise the voting and other consensual rights that Pledgor would otherwise be entitled to exercise pursuant to
Section 4.09 with respect to the Pledged Securities issued by such issuer shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Collateral Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

                            ARTICLE 7

                    MISCELLANEOUS PROVISIONS

     Section 7.01 Notices. Any notice required or permitted to be given under or in connection with this Agreement shall be in writing and shall be mailed by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid written transmission or personally delivered to the receiving party. All such communications shall be mailed, sent or delivered at the address respectively indicated in the opening paragraph hereof or at such other address as either party may have furnished the other party in writing. Any communication so addressed and mailed shall be deemed to be given when so mailed, any notice so sent by rapid written transmission shall be deemed to be given when receipt of such transmission is acknowledged by the receiving operator or equipment, and any communication so delivered in person shall be deemed to be given when receipted for or actually received by Pledgor or the Collateral Agent as the case may be.

      Section 7.02 Amendments and Waivers. The Collateral Agent's acceptance of partial or delinquent payments or any forbearance, failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of Pledgor or any Obligor, or of any right, power or remedy of the Collateral Agent; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. The Collateral Agent may remedy any Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied. Pledgor hereby agrees that if the Collateral Agent agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of the Collateral Agent's other rights or of Pledgor's obligations hereunder. This Agreement may be amended only by an instrument in writing executed jointly by Pledgor and the Collateral Agent and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

      Section 7.03 Copy as Financing Statement. A photocopy or other reproduction of this Agreement may be delivered by Pledgor or the Collateral Agent to any financial intermediary or other third party for the purpose of transferring or perfecting any or all of the Pledged Securities to the Collateral Agent or its designee or assignee.

     Section 7.04 Possession of Collateral. The Collateral Agent shall be deemed to have possession of any Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

      Section 7.05 Redelivery of Collateral. If any sale or transfer of Collateral by the Collateral Agent results in full satisfaction of the Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, Collateral Agent will deliver to Pledgor such excess proceeds in a commercially reasonable time; provided, however, that neither the Collateral Agent nor any Secured Party shall have any liability for any interest, cost or expense in connection with any delay in delivering such proceeds to Pledgor.

      Section 7.06 Interest. It is the intention of the parties hereto to conform strictly to usury laws applicable to the
Collateral Agent and the Secured Parties. Accordingly, if the transactions contemplated hereby would be usurious under applicable state or federal law, then, notwithstanding anything to the contrary in this Agreement or in any other agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Collateral Agent or any Secured Party that is contracted for, taken, reserved, charged or received under the Obligations, this Agreement or under any of such other agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, (ii) if the maturity of the Obligations is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Collateral Agent or any Secured Party may never include more than such maximum amount, and (iii) excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically and, if theretofore paid, shall be credited by the Collateral Agent or such Secured Party on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Collateral Agent or such Secured Party to Pledgor, Panda Funding or PIC, as the case may be). The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Collateral Agent and the Secured Parties do not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Collateral Agent or any Secured Party for the use, forbearance or detention of sums included in the initial Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest on account of the initial Obligations does not exceed the applicable usury ceiling, if any.

     Section 7.07 Governing Law; Jurisdiction. This Agreement and the security interest granted hereby shall be construed in accordance with and governed by the laws of the State of New York (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby). Pledgor consents to and submits to in personam jurisdiction and venue in the courts of the State of New York and the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. This submission to jurisdiction is nonexclusive and does not preclude the Collateral Agent or any Secured Party from obtaining jurisdiction over Pledgor or the Collateral in any court otherwise having jurisdiction.

       Section 7.08 Subrogation. Until all indebtedness in connection with the Obligations shall have been paid in full, Pledgor shall have no right to subrogation or to enforce any remedy or participate in any Collateral or security whatsoever now or hereafter held by the Collateral Agent.

     Section 7.09 Continuing Security Agreement.

           (a) This Agreement shall constitute a continuing security agreement, and all representations and warranties, covenants and agreements shall, as applicable, apply to all future as well as existing transactions. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.

           (b) Except as may be expressly applicable pursuant  to
Section 9-505 of the Code, no action taken or omission to act by the Collateral Agent or the Secured Parties hereunder, including, without limitation, any exercise of voting or consensual rights pursuant to Section 4.09 or any other action taken or inaction pursuant to Section 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until the Collateral Agent and the Secured Parties shall have applied payments (including, without limitation, collections from
Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (c) below.

           (c) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by the Collateral Agent or the Secured Parties, and the Collateral Agent's and the Secured Parties' security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.10.

           (d) If the Obligations are structured such that there are times when no Indebtedness is owing thereunder, this Agreement shall remain valid and in full force and effect as to all subsequent indebtedness included in the Obligations, provided the Collateral Agent has not in the interim period executed a written release or termination statement or returned possession of or reassigned the Collateral to Pledgor.

      Section 7.10 Termination. The grant of a security interest hereunder and all of the Collateral Agent's and the Secured Parties' rights, powers and remedies in connection therewith shall remain in full force and effect until the Collateral Agent has (i) retransferred and delivered all Collateral in its possession to Pledgor, (ii) executed a registration of release with respect to all Pledged Securities, if any, as to which the Collateral Agent held a registered pledge; and (iii) executed a written release or termination statement and reassigned to Pledgor without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon the complete payment of the Obligations and the compliance by Pledgor with all covenants and agreements hereof, the Collateral Agent, at the written request and expense of Pledgor, and upon receipt of an Officer's Certificate of Pledgor stating that all conditions precedent have been complied with, will release, reassign and transfer the Collateral to Pledgor and declare this Agreement to be of no further force or effect. Notwithstanding the foregoing, the reimbursement and indemnification provisions of Section 4.06 and the provisions of subsection 7.09(c) shall survive the termination of this Agreement.

     Section 7.11 Counterparts, Effectiveness. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument.


PLEDGOR:
PANDA ENERGY CORPORATION


By:________________________________
Name:  Robert W. Carter
Title: Chairman of the Board, President and Chief Executive Officer


SECURED PARTY:
BANKERS TRUST COMPANY, as
Collateral Agent


By:________________________________
Name:  Marie C. Rasch
Title: Vice President